EXHIBIT B


                       Executive Officers and Directors of
                   Westar Security, Inc., Protection One, Inc.
                Westar Capital, Inc. and Western Resources, Inc.

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Name                                            Title                  Address and Principal Occupation
----                                            -----                  --------------------------------
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Westar Security, Inc.:

John W. Hesse                          Secretary/Treasurer and         Executive Vice President, Chief
                                               Director                Financial Officer and Secretary
                                                                       Protection One, Inc.
                                                                       6225 N. State Highway 161
                                                                       4th Floor
                                                                       Irving, TX  75063 USA

John E. Mack                                   Director                Executive Vice President,
                                                                       Business Development and
                                                                       Assistant Secretary
                                                                       Protection One, Inc.
                                                                       6011 Bristol Parkway
                                                                       Culver City, CA  90230 USA

Steven A. Millstein                     President and Director         Executive Vice President,
                                                                       New Market Development
                                                                       Protection One, Inc.
                                                                       6225 N. State Highway 161
                                                                       4th Floor
                                                                       Irving, TX  75063 USA

Thomas K. Rankin                            Vice President             Executive Vice President,
                                                                       Business Operations
                                                                       Protection One, Inc.
                                                                       6011 Bristol Parkway
                                                                       Culver City, CA  90230 USA

Protection One, Inc.:

James M. Mackenzie, Jr.          President, Chief Executive Officer,   6011 Bristol Parkway
                                             and Director              Culver City, CA  90230  USA

Peter C. Brown                                 Director                President
                                                                       AMC Entertainment, Inc.
                                                                       106 W. 14th Street
                                                                       Box 419615
                                                                       Kansas City, MO  64141-6615

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Robert M. Chefitz                              Director                Managing Director
                                                                       Patricof & Co. Ventures, Inc.
                                                                       445 Park Ave., 11th Floor
                                                                       New York, NY  10022

Howard A. Christensen                          Director                President and Chief Executive Officer
                                                                       Christensen & Associates
                                                                       One McCormick Place
                                                                       9725 N. 90th Place, Suite 200
                                                                       Scottsdale, AZ  85258-5061

Ben M. Enis                                    Director                Professor of Marketing
                                                                       University of California
                                                                       4097 Robin Hill Rd.
                                                                       La Canada, CA  91011

Joseph J. Gardner                              Director                President
                                                                       Condev Properties
                                                                       2487 Aloma Avenue          Winter Park,
                                                                       FL  32792

William J. Gremp                               Director                Senior Vice President and Managing
                                                                       Director
                                                                       First Union Capital Markets Group
                                                                       301 South College Street
                                                                       Charlotte, NC  28288-0735

Steven L. Kitchen                              Director                Executive Vice President and Chief
                                                                       Financial Officer
                                                                       Western Resources, Inc.
                                                                       818 Kansas Avenue
                                                                       Topeka, KS  66612

Carl M. Koupal, Jr.                            Director                Executive Vice President and Chief
                                                                       Administrative Officer
                                                                       Western Resources, Inc.
                                                                       818 Kansas Avenue
                                                                       Topeka, KS  66612

John C. Nettels, Jr.                           Director                Partner
                                                                       Morrison & Hecker L.L.P.
                                                                       150 N. Main Street, Suite 600
                                                                       Wichita, KS  67202-1320
Jane Dresner Sadaka                            Director                Consultant
                                                                       Kellner, DiLeo & Co.
                                                                       895 Park Avenue, Apt. 6B
                                                                       New York, NY  10021

James Q. Wilson                                Director                6011 Bristol Parkway
                                                                       Culver City, CA  90230 USA

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John W. Hesse                      Executive Vice President, Chief     6225 N. State Highway 161
                                   Financial Officer, and Secretary    4th Floor
                                                                       Irving, TX  75063 USA

John E. Mack                      Executive Vice President, Business   6011 Bristol Parkway
                                             Development               Culver City, CA  90230 USA

Thomas K. Rankin                  Executive Vice President, Business   6011 Bristol Parkway
                                              Operations               Culver City, CA  90230 USA

George A. Weinstock                    Executive Vice President        6011 Bristol Parkway
                                                                       Culver City, CA  90230 USA

Steven A. Millstein                    Executive Vice President        6225 N. State Highway 161
                                        New Market Development         4th Floor
                                                                       Irving, TX  75063 USA

Westar Capital, Inc.:

Leroy P. Wages                     Director, Chairman and President    818 Kansas Avenue          Topeka, KS
                                                                       66612 USA

Carl M. Koupal, Jr.                            Director                Executive Vice President and Chief
                                                                       Administrative Officer
                                                                       Western Resources, Inc.
                                                                       818 Kansas Avenue
                                                                       Topeka, KS  66612  USA

Douglas T. Lake                                Director                Executive Vice President and Chief
                                                                       Strategic Officer
                                                                       Western Resources, Inc.
                                                                       818 Kansas Avenue
                                                                       Topeka, KS  66612  USA

Marilyn K. Dalton                      Secretary and Treasurer         818 Kansas Avenue
                                                                       Topeka, KS  66612  USA

Western Resources, Inc.:

Frank J. Becker                                Director                Becker Investments, Inc.
                                                                       4840 W. 15th, Suite 1011
                                                                       Lawrence, KS  66049-3862

Charles Q. Chandler                            Director                Chairman of the Board
                                                                       Intrust Financial Corp.
                                                                       105 N. Main Street
                                                                       Wichita, KS  67202

Thomas R. Clevenger                            Director                818 Kansas Avenue
                                                                       Topeka, KS  66612  USA

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John C. Dicus                                  Director                Chairman
                                                                       Capitol Federal Savings
                                                                       700 South Kansas Avenue
                                                                       Topeka, KS  66603

John E. Hayes, Jr.                 Director, Chairman of the Board     818 Kansas Avenue
                                                                       Topeka, KS  66612  USA

David H. Hughes                                Director                818 Kansas Avenue
                                                                       Topeka, KS  66612  USA

Russell W. Meyer, Jr.                          Director                Chairman & Chief Executive Officer
                                                                       Cessna Aircraft Company
                                                                       One Cessna Blvd.
                                                                       Wichita, KS  67215

Louis W. Smith                                 Director                President & Chief Executive Officer
                                                                       Ewing Marion Kauffman Foundation
                                                                       4900 Oak
                                                                       Kansas City, MO  64112-2776

David C. Wittig                     President and Chief Executive      818 Kansas Avenue
                                               Officer                 Topeka, KS  66612  USA

William B. Moore                 Acting Executive Vice President and   818 Kansas Avenue
                                       Chief Financial Officer         Topeka, KS  66612  USA

Carl M. Koupal, Jr.               Executive Vice President and Chief   818 Kansas Avenue
                                        Administrative Officer         Topeka, KS  66612  USA

Douglas T. Lake                   Executive Vice President and Chief   818 Kansas Avenue
                                          Strategic Officer            Topeka, KS  66612  USA

Richard D. Terrill                Vice President, Law and Corporate    818 Kansas Avenue
                                              Secretary                Topeka, KS  66612  USA

Jerry D. Courington                           Controller               818 Kansas Avenue
                                                                       Topeka, KS  66612  USA

Thomas R. Grennan                  Senior Vice President, Electric     818 Kansas Avenue
                                              Operations               Topeka, KS  66612  USA


Natural Person Reporting
Persons:

John E. Mack                                     N/A                   Executive Vice President, Business
                                                                       Development
                                                                       Protection One, Inc.
                                                                       6011 Bristol Parkway
                                                                       Culver City, CA  90230 USA

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John W. Hesse                                    N/A                   Executive Vice President, Business
                                                                       Development
                                                                       6225 N. State Highway 161
                                                                       4th Floor
                                                                       Irving, TX  75063 USA


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